UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2004

Bio-Imaging Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11182	11-2872047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

826 Newtown-Yardley Road, Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

(267) 757-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Bio-Imaging Technologies, Inc. dated August 4, 2004.

Item 12. Results of Operations and Financial Condition.

On August 4, 2004, Bio-Imaging Technologies, Inc., a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter ended June 30, 2004. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIO-IMAGING TECHNOLOGIES, INC.

Dated: August 4, 2004	By:	/s/ Mark L. Weinstein
	Name:	Mark L. Weinstein
	Title:	President and Chief Executive Officer